UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2007 (Effective November 30, 2006)

CICERO, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26392	11-2920559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1433 Highway 34, Building C, Farmingdale, New Jersey 07727
(Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code (732) 919-3150
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective on November 30, 2006, Cicero, Inc.(formerly Level 8 Systems, Inc.) reached an agreement with Liraz Systems, Ltd. (“Liraz”), the guarantor of the Bank Hapoalim term loan, to extend the guaranty and maturity of the Bank Hapoalim debt until November 2007. In consideration of the guaranty and debt extension, the Company agreed to issue Liraz a total of 60,000 shares of Cicero common stock, (6,000,000 shares of Level 8 common stock prior to the 100:1 reverse stock split).

Item 9.01(c) Exhibits
99.1 Form of Guaranty Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2007                        CICERO, INC.

By:/s/ John P. Broderick
                                          John P. Broderick
                            Chief Executive and Financial Officer